TIAA-CREF LIFE FUNDS SUPPLEMENT NO. 2 Dated March 25, 2010 to the May 1, 2009 Prospectus

Scott C. Evans President, TIAA-CREF Life Funds President, Teachers Advisors, Inc.

March 25, 2010

Dear Variable Contract Holder with Allocations to the TIAA-CREF Life Funds:

We are writing to inform you that at a special meeting on March 23, 2010, shareholders of the ten TIAA-CREF Life Funds (the “Life Funds”) approved a new investment advisory agreement for the Life Funds, which will result in an increase in their fee rates on May 1, 2010. Our records indicate that your annuity contract(s) or life insurance policy(ies) has allocations to one or more of the Life Funds.

The purpose of the increase is to more accurately reflect the costs of managing and servicing the Life Funds. These Funds will still be competitive with those of other similar low-cost mutual funds that serve as underlying investment options for insurance company separate accounts. The change includes breaking out non-advisory expenses from advisory expenses, which is the industry standard.

What happens next?

You do not need to take any action; the new investment advisory agreement and the related expense increases for the Life Funds will take effect on May 1, 2010 and the changes will be reflected in the new May 1, 2010 prospectus that you will be receiving shortly. Until then, please see the Life Funds’ proxy statement posted at www.sec.gov/Archives/edgar/data/1068204/000119312510007971/ddef14a.htm for more information on these changes. Be assured of our commitment to operating low-cost, high-value mutual funds and to making sure you will continue to enjoy the same account features and benefits that you now have.

Our goal is to keep you informed about your investments with TIAA-CREF. As always, we value our relationship with you and are committed to helping you plan for—and reach—your long-term financial goals. If you have any questions, please call 877 825-0411 Monday through Friday, 8:00 a.m.–6:00 p.m. (ET).

Thank you for your continued investment with TIAA-CREF.

Scott C. Evans

© 2010 Teachers Insurance and Annuity Association–College Retirement Equities Fund (TIAA-CREF), New York, NY 10017-3206

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